UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 22, 2023 (May 17, 2023)

FORBION EUROPEAN ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41148	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, Delaware	19807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 732 838-4533

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	FRBN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FRBNW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	FRBNU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment amends Item 1.01 and supplements Item 9.01 (solely to add additional exhibits) of the Current Report on Form 8-K of Forbion European Acquisition Corp. (“FEAC”), filed with the Securities Exchange Commission (the “SEC”) on May 17, 2023 (the “Previous Current Report”), in which FEAC reported, among other events, the execution of the Business Combination Agreement (as defined below). Item 3.02 and Item 7.01 of the Previous Current Report remain unchanged. Interested parties should refer to the Previous Current Report for Item 3.02, Item 7.01 and the prior exhibits filed pursuant to Item 9.01.

Item 1.01 Entry Into A Material Definitive Agreement

Business Combination Agreement

General

As disclosed in the Previous Current Report, on May 16, 2023, FEAC entered into a Business Combination Agreement (as it may be amended and/or restated from time to time, the “Business Combination Agreement”) with enGene, Inc., a corporation incorporated under the laws of Canada (“enGene” or “Company”), and enGene Holdings Inc., a corporation incorporated under the laws of Canada (“Newco”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

The Business Combination Agreement contemplates that the proposed business combination among FEAC, enGene and Newco (the “Business Combination”) will be completed through, among others, the following series of transactions:

•

FEAC shall incorporate or cause to be incorporated Can Merger Sub as a corporation under the laws of Canada and a direct wholly owned subsidiary of FEAC (“Can Merger Sub”) and Newco shall incorporate or cause to be incorporated Cayman Merger Sub as a Cayman Islands exempted company and a direct wholly-owned subsidiary of Newco (“Cayman Merger Sub”);

•

pursuant to a Sponsor and Insiders Letter Agreement entered into concurrently with the execution and delivery of the Business Combination Agreement (the “Sponsor and Insiders Letter Agreement”), Forbion Growth Sponsor FEAC I B.V., a private limited liability company incorporated in The Netherlands (the “Sponsor”) has agreed to surrender, after giving effect to the conversion of all or part of the principal amount outstanding under loans made by the Sponsor to FEAC into FEAC Private Placement Warrants, 1,789,004 FEAC Class B Shares and 5,463,381 FEAC Private Placement Warrants, as a contribution to the capital of FEAC and for no consideration (the “Surrender”), effective immediately prior to the Class B Conversion (as defined below) on the day which is two (2) business days prior to the Closing Date (as defined below);

•

on the day which is two (2) business days prior to the Closing Date, each FEAC Class B Share that remains outstanding following the Surrender shall be exchanged for one FEAC Class A Share (the “Class B Conversion”);

•

on the day which is one (1) business day prior to the Closing Date, Cayman Merger Sub will merge with and into FEAC with FEAC as the surviving entity pursuant to a plan of merger under the laws of the Cayman Islands (the “Cayman Merger”);

•

concurrently with the Cayman Merger, and effective at the same time the Cayman Merger becomes effective under Cayman Islands law, (i) Newco will assume the warrants of FEAC to purchase one FEAC Class A Share at an exercise price of $11.50 per share (as so assumed, “Newco Warrants”) pursuant to a warrant assignment, assumption and amendment agreement to be entered into on or around the Closing Date, and (ii) Newco will redeem the initial Class A common shares of Newco (the “Newco Shares”) held by the sole shareholder of Newco for an amount equal to the amount of capital that the sole shareholder of Newco contributed for purposes of the incorporation of Newco (such transactions, together with the Cayman Merger, the “Cayman Reorganization”);

•

following the Cayman Reorganization, FEAC will file an election to change its classification for U.S. federal income tax purposes from a corporation to an entity disregarded as separate from its owner Newco, to be effective as of the beginning of the Closing Date (the “U.S. Entity Classification Election” and, together with the Cayman Reorganization, the “FEAC Reorganization”);

•

on the Closing Date, subsequent to the FEAC Reorganization becoming effective, FEAC will sell to Newco, and Newco will purchase, all of the outstanding common shares of Can Merger Sub (the “Can Merger Sub Share Sale”);

•

subsequent to the Can Merger Sub Share Sale, Can Merger Sub and enGene will amalgamate under Section 192 of the Canada Business Corporations Act pursuant to a plan of arrangement (the “Amalgamation” the date of the Amalgamation being the “Closing Date”), and pursuant to the Amalgamation, (i) each Company Share outstanding immediately prior to the Amalgamation shall be exchanged for Newco Shares at the Company Exchange Ratio and each Company Warrant outstanding immediately prior to the Amalgamation shall be exchanged for Newco Warrants per the Company Exchange Ratio; (ii) each Can Merger Sub share outstanding immediately prior to the Amalgamation shall be exchanged for one common share in the authorized share capital of the amalgamated entity; (iii) in consideration for the issuance of Newco Shares, the amalgamated entity shall issue its common shares to Newco; and

•

following the Amalgamation, Newco will continue from being a corporation incorporated under and governed by the Canada Business Corporations Act to a company continued to and governed by the Business Corporations Act (British Columbia).

The transactions described above, together with the other transactions contemplated by the Business Combination Agreement, are hereinafter referred to as the “Transactions”.

The Business Combination is expected to close in the second half of 2023, subject to the satisfaction of customary closing conditions. The Business Combination Agreement and the Transactions were approved by the boards of directors of each of FEAC and enGene.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants customary for transactions of this type and that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement were made only as of the date of the Business Combination Agreement or, with respect to certain representations, in the event the Closing occurs, as of the date of the Closing, or such other date as is specified in the Business Combination Agreement and are also modified in part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. FEAC does not believe that these schedules contain information that is material to an investment decision. Investors are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.

Governance

The parties have agreed to take all action within their power as may be necessary or appropriate such that, effective immediately after the Closing, the members of the board of directors of Newco shall initially be seven (7) directors, including (i) one (1) independent director and one (1) other director (whether or not independent), each to be identified by FEAC, (ii) the current Chief Executive Officer of enGene, and (iii) three (3) independent directors and one (1) other director to be identified by enGene.

Newco has agreed to adopt an equity incentive plan effective upon the Closing, as described in the Business Combination Agreement and a form of which is attached as Exhibit G thereto.

Conditions to Each Party’s Obligations

The obligation of the parties to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the approval of FEAC’s shareholders, (ii) the approval of enGene’s shareholders, (iii) the Interim Order and the Final Order having been granted and not set aside or modified in a manner unacceptable to the parties, (iv) the Registration Statement on Form S-4 relating to the Business Combination and containing a prospectus of Newco and proxy statement of FEAC becoming effective and (v) the dissenting rights with respect to the Arrangement not having been validly exercised or withdrawn with respect to more than 10% of the issued and outstanding Company Shares.

In addition, the obligation of FEAC to consummate the Business Combination is subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of enGene being true and correct to the standards applicable to such representations and warranties and each of the covenants of enGene having been performed or complied with in all material respects and (ii) no Company Material Adverse Effect having occurred.

The obligation of enGene to consummate the Business Combination is also subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of FEAC being true and correct to the standards applicable to such representations and warranties and each of the covenants of FEAC having been performed or complied with in all material respects and (ii) no FEAC Material Adverse Effect having occurred.

Redemption Offer

The holders of FEAC Class A Shares will have the right to redeem all or a portion of their FEAC Class A Shares (in connection with the Business Combination), as set forth in the governing documents of FEAC.

Termination

The Business Combination may be terminated under certain customary and limited circumstances prior to the Closing (i) by mutual written consent of FEAC and enGene; (ii) by FEAC if the representations and warranties of enGene are not true and correct or if enGene fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to Closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods; (iii) by enGene if (a) the representations and warranties of FEAC are not true and correct or if FEAC fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to Closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods or (b) prior to the receipt of approval by the FEAC shareholders, if FEAC’s board of directors changes its recommendation with respect to the Business Combination; or (iv) by either FEAC or enGene, if (a) the Transactions have not been consummated by December 14, 2023; (b) the FEAC’s shareholders meeting has been held and has concluded and the approval by FEAC’s shareholders of the Business Combination shall not have been obtained; (c) the Company Required Approval in respect of the Company Arrangement Resolution shall not have been obtained at the enGene’s shareholders meeting in accordance with the Interim Order and applicable law; or (d) if any Governmental Entity shall have issued an Order permanently enjoining, restraining or otherwise prohibiting the Transactions and such Order shall have become final and nonappealable.

If the Business Combination Agreement is validly terminated, and except in the case of any willful or material breach of any covenant or agreement or fraud (involving scienter), none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations.

The foregoing description of the Business Combination Agreement is not complete and is qualified in its entirety by reference to the Business Combination Agreement, which is attached as Exhibit 2.1 to this Current Report and incorporated herein by reference.

Sponsor and Insiders Letter Agreement

On May 16, 2023, the Sponsor and Insiders Letter Agreement was entered into between FEAC, the Sponsor, Forbion Growth Opportunities Fund I Cooperatief U.A., enGene, Newco and the other parties named therein (collectively, other than enGene and Newco, the “Sponsor Parties”), pursuant to which the Sponsor has agreed to surrender, after giving effect to the conversion of all or part of the principal amount outstanding under loans made by the Sponsor to FEAC into FEAC Private Placement Warrants, 1,789,004 FEAC Class B Shares and 5,463,381 FEAC Private Placement Warrants, as a contribution to the capital of FEAC and for no consideration, effective immediately prior to the Class B Conversion on the day which is two (2) business days prior to the Closing Date.

In addition, the Sponsor Parties agreed to (i) be bound by certain other covenants and agreements related to the Business Combination, (ii) waive the anti-dilution protection with respect to the FEAC Class B Shares (whether resulting from the PIPE Financing or otherwise) and (iii) be bound by certain transfer restrictions with respect to the FEAC Shares and the FEAC Private Placement Warrants held by it (including the Newco Shares and Newco Warrants received in exchange therefore in connection with the Business Combination and the Transactions), in each case, on the terms and subject to the conditions set forth in Sponsor and Insiders Letter Agreement.

The foregoing description of the Sponsor and Insiders Letter Agreement is subject to and qualified in its entirety by reference to the full text of the Sponsor and Insiders Letter Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Transaction Support Agreements

Concurrently with the execution and delivery of the Business Combination Agreement, FEAC, Newco, enGene, the directors of enGene and certain shareholders of enGene (collectively, other than FEAC, the “enGene Parties”) entered into voting agreements (the “enGene Voting Agreements”) and lock-up agreements (the “enGene Lock-Up Agreements”) pursuant to which the enGene Parties agreed to, among other things, (i) vote or cause to be voted all of its Company Shares in favor of the Company Arrangement Resolution and the Transactions; (ii) be bound by certain other covenants and agreements related to the Business Combination; and (iii) be bound by certain transfer restrictions with respect to the Company Shares and Newco Shares, as applicable, in each case, on the terms and subject to the conditions set forth in the enGene Voting Agreements and the enGene Lock-Up Agreements.

In addition, concurrently with the execution and delivery of the Business Combination Agreement, enGene, Newco and the Sponsor Parties entered into a lock-up agreement (the “FEAC Voting Agreement”) pursuant to which the Sponsor Parties agreed to, among other things, (i) vote or cause to be voted all of its FEAC Shares in favor of the Transaction Proposals; (ii) be bound by certain other covenants and agreements related to the Business Combination and (iii) be bound by certain transfer restrictions with respect to the FEAC Shares, in each case, on the terms and subject to the conditions set forth in the FEAC Voting Agreement.

The foregoing description of the enGene Voting Agreements and the enGene Lock-Up Agreements is subject to and qualified in its entirety by reference to the full text of the enGene Voting Agreements and the enGene Lock-Up Agreements, a form of which is attached as Exhibit 10.2 and Exhibit 10.3 hereto, respectively, and the terms of which are incorporated herein by reference. The foregoing description of the FEAC Voting Agreement is subject to and qualified in its entirety by reference to the full text of the FEAC Voting Agreement, a copy of which is annexed as Exhibit 10.4 hereto, and the terms of which are incorporated herein by reference.

Subscription Agreements and Side Letter Agreements

As disclosed in the Previous Current Report, on May 16, 2023, FEAC, Newco and certain investors (the “PIPE Investors”) entered into subscription agreements (the “Subscription Agreements” and each a “Subscription Agreement”) pursuant to which, among other things, the PIPE Investors have agreed, subject to the completion of each element of the Transactions (other than those Transactions that are scheduled to be completed following the Closing Date), to subscribe for and purchase, and FEAC has agreed that it will issue and sell to the PIPE Investors (which obligation will be assumed (the “Assumption”) by Newco after the completion of the FEAC Reorganization and prior to the consummation of the PIPE Financing (as defined below)) the number of FEAC Class A Shares (or after the Assumption, Newco Shares) provided for in the applicable Subscription Agreement in exchange for the purchase price of $10.25 per FEAC Class A Share (or after the Assumption, Newco Share) (as amended by the Side Letter Agreements (as defined below, the “PIPE Financing”). Pursuant to the Subscription Agreements, the PIPE Investors have collectively subscribed for 5,550,408 FEAC Class A Shares (or after the Assumption, Newco Shares) for an aggregate purchase price equal to $56,891,682.00.

The Subscription Agreements for the PIPE Investors provide for certain registration rights. In particular, FEAC (or subject to and in accordance with the Assumption, Newco) agreed that, as soon as practicable, but in no event later than fifteen (15) Business Days after the Closing Date (the date on which the Registration Statement is filed, the “Filing Date”), it shall use its commercially reasonable efforts to file with the SEC a registration statement (the “Registration Statement”) registering the resale of the Subscribed Shares (as defined in the Subscription Agreements) and/or any other equity security (of FEAC, any successor entity or otherwise) issued or issuable with respect to the Subscribed Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise (the “Registrable Securities”), and FEAC shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the 60th calendar day (or 90th calendar day if the Staff of the SEC notifies FEAC that it will “review” the Registration Statement) following the Closing Date.

This relevant Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties thereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (i) such date and time as the Business Combination Agreement is validly terminated in accordance with its terms without being consummated, (ii) upon the mutual written agreement of each of the parties thereto to terminate the relevant Subscription Agreement, (iii) the Termination Date (as defined in the Business Combination Agreement), (iv) if the conditions to Closing set forth in Section 3.3 of the relevant Subscription Agreement are not satisfied or (to the extent permitted by applicable law) waived in writing, or are not capable of being satisfied or (to the extent permitted by applicable law) waived in writing, on or prior to the Closing Date and, as a result thereof, the transactions contemplated by the relevant Subscription Agreement will not be or are not consummated on the Closing Date and (v) FEAC’s notification to the Subscriber (as defined in the Subscription Agreements) in writing that it has, with the prior written consent of Newco and enGene, abandoned its plans to move forward with the Transactions and/or terminated the Subscriber’s obligations with respect to the subscription without the issuance of the Subscribed Shares having occurred.

Immediately following the execution and delivery of the Subscription Agreements, FEAC and Newco also entered into a side letter with each PIPE Investor (the “Side Letter Agreement” and collectively, the “Side Letter Agreements”) to amend the relevant Subscription Agreement and which, together with the relevant Subscription Agreement, reflects the total number of FEAC Class A Shares and FEAC warrants to be issued by FEAC (or after the Assumption, the total number of Newco Shares and Newco Warrants to be issued by Newco) pursuant to the PIPE Financing in consideration of the purchase price set forth in the relevant Subscription Agreement.

The foregoing description of the Subscription Agreements and the Side Letter Agreements is subject to and qualified in its entirety by reference to the full text of the Subscription Agreements and the Side Letter Agreements, a form of which is attached as Exhibit 10.5 and Exhibit 10.6 hereto, respectively, and the terms of which are incorporated herein by reference.

Non-Redemption Agreement

On May 16, 2023, Newco, FEAC and a FEAC shareholder that is the beneficial owner of 166,665 FEAC Class A Shares entered into a non-redemption agreement (the “Non-Redemption Agreement”), pursuant to which, among others, FEAC will issue additional FEAC Class A Shares and FEAC Warrants (or after the Assumption, Newco will issue additional Newco Shares and Newco Warrants) to such FEAC shareholder in consideration of such FEAC shareholder’s commitment (i) vote or cause to be voted all of its FEAC Shares in favor of the Transaction Proposals and (ii) not to redeem its FEAC Class A Shares in connection with the approval of the Business Combination by the shareholders of FEAC.

The foregoing description of the Non-Redemption Agreement is subject to and qualified in its entirety by reference to the full text of the Non-Redemption Agreement, a form of which is attached as Exhibit 10.7 hereto, and the terms of which are incorporated herein by reference.

Registration Rights Agreement

On or around the Closing Date, Newco, FEAC, the Sponsor Holders (as defined in the Registration Rights Agreement) and the enGene Holders (as defined in the Registration Rights Agreement) will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Sponsor Holders and the enGene Holders will be granted certain customary registration rights with respect to their respective Equity Securities of Newco, in each case, on the terms and subject to the conditions therein.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the Registration Rights Agreement, a form of which is attached as Exhibit 10.8 hereto, and the terms of which are incorporated herein by reference.

Certain enGene Indebtedness

Prior to the execution and delivery of the Business Combination Agreement, enGene agreed to certain modifications of existing convertible indebtedness in an aggregate principal amount of $18.4 million (the “Amended 2022 Convertible Notes” and, together with the enGene warrants to be issued by enGene as consideration for such modifications, the “Amended 2022 Financing”). Concurrently with the execution and delivery of the Business Combination Agreement, enGene entered into agreements pursuant to which it will issue new convertible indebtedness and enGene warrants (i) for cash in an aggregate principal amount of $30.0 million and (ii) in repayment of certain outstanding indebtedness in an aggregate principal amount of $8.0 million (collectively, the “2023 Convertible Notes” and, together with the enGene warrants purchased concurrently, the “2023 Financing” the 2023 Financing together with the Amended 2022 Financing, the “Convertible Bridge Financing”). The Convertible Bridge Financing indebtedness will be converted in the Transactions into that number of common shares of enGene that, when exchanged at the Company Exchange Ratio, shall equal that number of FEAC Class A Shares (or after the Assumption, Newco Shares) that the holders of such indebtedness would have received if they subscribed for FEAC Class A Shares (or after the Assumption, Newco Shares) on the same terms as the PIPE Financing.

Forward-Looking Statements

The information in this Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding enGene’s and FEAC’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report may include, for example, statements regarding: enGene’s research and development programs, regulatory and business strategy, future development plans, and management; enGene’s ability to advance product candidates and the timing or likelihood of regulatory filings and approvals; statements regarding FEAC’s or enGene’s ability to consummate the proposed Business Combination.

All forward-looking statements are based on estimates and assumptions that, while considered reasonable by FEAC and its management and enGene and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond FEAC’s and enGene’s control. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and should not be relied on by an investor as, a guarantee, assurance, prediction or definitive statement of a fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of FEAC and enGene. All forward-looking statements are subject to risks, uncertainties and other factors that may cause actual results to differ materially from those that we expected and/or those expressed or implied by such forward-looking statements. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements with respect to the proposed Business Combination; the outcome of any legal proceedings that may be instituted against FEAC, enGene, Newco or others following this announcement of the proposed Business Combination and the definitive agreements with respect thereto; the inability to complete the proposed Business Combination due to the failure to obtain approval of the shareholders of FEAC or enGene, or to satisfy other conditions to closing; changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; the ability of the combined company to meet stock exchange listing standards following the consummation of the proposed Business Combination; the risk that the proposed Business Combination disrupts current plans and operations of enGene as a result of the announcement and consummation of the proposed Business Combination; the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the net cash proceeds to the combined company following redemptions and transaction expenses; risks applicable to enGene’s business, including the extensive regulation of all aspects of enGene’s business, competition from other existing or newly developed products and treatments; risks associated with the protection of intellectual property, the combined company’s ability to raise additional capital to fund its produce development activity, and its ability to maintain key relationships and to attract and retain talented personnel; costs related to the proposed Business Combination; changes in applicable laws or regulations; the possibility that enGene or the combined company may be adversely affected by changes in domestic and foreign business, market, financial, political, legal conditions and laws and regulations; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; enGene’s estimates of expenses; or other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements and Risk Factor Summary” in FEAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, or other documents filed or to be filed from time to time by FEAC or Newco with the SEC.

Any forward-looking statement speaks only as of the date on which it was made. FEAC and enGene anticipate that subsequent events and developments will cause FEAC and enGene’s assessments to change. While FEAC and enGene may elect to update these forward-looking statements at some point in the future, FEAC and enGene specifically disclaim any obligation to do so, unless required by applicable law. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

enGene and FEAC disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this Current Report and such liability is expressly disclaimed.

Additional Information About the Proposed Business Combination and Where To Find It

In connection with the Business Combination Agreement and the proposed Business Combination, which will be the surviving public company of the Business Combination, intends to file with the SEC a registration statement on Form S-4 relating to the proposed Business Combination, which will include a preliminary proxy statement/prospectus. This communication is not intended to be, and is not, a substitute for the proxy statement/prospectus or any other document that Newco or FEAC has filed or may file with the SEC in connection with the proposed Business Combination. After the registration statement on Form S-4 has been declared effective, the definitive proxy statement/prospectus will be mailed to shareholders of FEAC as of a record date to be established for voting on the proposed Business Combination and the other proposals regarding the proposed Business Combination set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and shareholders of FEAC are urged to carefully read the entire proxy statement/prospectus, when it becomes available, as well as any amendments or supplements thereto, because they will contain important information about the proposed Business Combination. This Current Report does not contain all the information that should be considered concerning the proposed Business combination and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters. FEAC investors and shareholders will also be able to obtain copies of the preliminary and definitive proxy statements/prospectuses, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Forbion European Acquisition Corp., Gooimeer 2-35, 1411 DC Naarden, The Netherlands, Attention: Cyril Lesser.

Participants in the Solicitation

FEAC, enGene, Newco and their respective directors, managers, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from FEAC’s shareholders with respect to the proposed Business Combination under the rules of the SEC. FEAC’s investors and security holders may obtain more detailed information regarding the names and interests in the proposed Business Combination of FEAC’s directors and officers, without charge, in FEAC’s filings with the SEC, including, when filed with the SEC, the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement/prospectus, and other documents filed with the SEC. Such information with respect to enGene’s and Newco’s directors and executive officers will also be included in the proxy statement/prospectus.

No Offer or Solicitation

This Current Report is not a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Business Combination Agreement, dated May 16, 2023, by and among FEAC, enGene and Newco

10.1	Sponsor and Insiders Letter Agreement, dated May 16, 2023, by and among FEAC, the Sponsor, Forbion Growth Opportunities Fund I Cooperatief U.A., enGene, Newco and the other parties named therein

10.2	Form of enGene Voting Agreement

10.3	Form of enGene Lock-Up Agreement

10.4	FEAC Voting Agreement, dated May 16, 2023, by and among, the Sponsor Parties, enGene and Newco

10.5	Form of Subscription Agreement

10.6	Form of Subscription Agreement Side Letter Agreement

10.7	Form of Non-Redemption Agreement

10.8	Form of Registration Rights Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and other similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby agrees to furnish a copy of any omitted schedules to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2023

FORBION EUROPEAN ACQUISITION CORP.

By:	/s/ Jasper Bos
Jasper Bos
Name: Jasper Bos Title: Chief Executive Officer (Principal Executive Officer)